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                                 EXHIBIT 10.58


             SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                           AND OTHER LOAN DOCUMENTS
   RELATING TO THE SOUTHTRUST BANK N.A. $12,844,000 REVOLVING LINE OF CREDIT
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            SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                           AND OTHER LOAN DOCUMENTS

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment") is entered into as of the 15/th/ day of December, 2000, by and between WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (hereinafter referred to as "Owner"), and SOUTHTRUST BANK, an Alabama banking corporation (as successor by conversion to SouthTrust Bank, National Association, a national banking association) (hereinafter referred to as "Lender").

                               R e c i t a l s:

     Owner is the owner of an office building and related improvements located on Tampa, Hillsborough County, Florida (the "Property"). The Property is subject to a lien and security interest held by Lender as security for a loan made by Lender to Carter Sunforest, L.P. ("Carter") in the principal amount of $15,500,000.00 (the "Loan"). The Loan is governed by an Amended and Restated Loan Agreement dated as of December 31, 1998, between Carter and Lender, as amended pursuant to that certain First Amendment to Amended and Restated Loan Agreement and Amended and Restated Promissory Note (the "First Amendment") dated as of April 27, 1999 (as amended, the "Loan Agreement") and is evidenced by an Amended and Restated Promissory Note dated as of December 31, 1998, as amended pursuant to the First Amendment, as amended pursuant to a Note Modification Agreement dated as of September 1, 1999, and as further amended pursuant to a Second Note Modification dated of even date herewith (as amended, the "Note"), in said principal amount payable by Carter to the order of Lender. The Loan is guaranteed by Owner ("Guarantor") pursuant to a Guaranty Agreement dated as of December 31, 1998, as amended pursuant to a Guarantor Release and Consent Agreement of even date herewith (as amended, the "Guaranty").

     Lender and Guarantor have agreed to make certain modifications to the Loan Agreement and the other Loan Documents and have entered into this Amendment for the purpose of evidencing the modification of the Loan in accordance with their agreement.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Lender agree as follows:

     1. Definitions. Capitalized terms used, but not defined, in this Amendment shall have the meanings ascribed to them in the Loan Agreement.

     2.   Amendment to Loan Documents. The "Commitment Amount", as defined in
Article I of the Loan Agreement, is hereby amended and reduced to the principal sum of $12,844,000.00.

     3. Additional Provisions. Except as herein modified, the Loan Agreement and the other Loan Documents shall remain in full force and effect, and the Loan Agreement and the other Loan Documents, as so modified, are hereby ratified and affirmed in all respects. Guarantor confirms that it has no claims, counterclaims, offsets, defenses, or rights of setoff or recoupment against Lender with respect to the Guaranty, the Note, or any of the other Loan Documents. All

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                         Second Amendment to Amended and Restated Loan Agreement
                                               and Other Loan Documents - Page 1
                              Wells Operating Partnership, L.P. - Revolving Loan
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references to the Loan Agreement and the Note in the other Loan Documents shall be deemed to refer to the Loan Agreement and the Note as herein amended and as the same may hereafter be amended, renewed, or extended.

     4. Expenses. Guarantor shall pay or reimburse Lender, upon Lender's demand therefor, for all reasonable expenses incurred by Lender in connection with the negotiation, preparation, execution, and, if applicable, the recordation of this Amendment and any other amendment documents, including, without limitation, attorneys' fees and expenses of Lender's counsel, title insurance premiums, and recording taxes and fees.

     5. Document Protocols. This Amendment shall be governed by the Document Protocols attached as Exhibit A to the Amended Loan Agreement, which are incorporated herein by reference in their entirety.



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                         Second Amendment to Amended and Restated Loan Agreement
                                               and Other Loan Documents - Page 2
                              Wells Operating Partnership, L.P. - Revolving Loan
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     IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written, with the intention that this Amendment take effect as an instrument under seal.

                                  WELLS OPERATING PARTNERSHIP, L.P., a
                                  Delaware limited partnership

                                  By: Wells Real Estate Investment Trust, Inc., a Maryland corporation,
                                       Its sole General Partner


                                       By: /s/ Douglas P. Williams
                                          ------------------------------
                                       Name: Douglas P. Williams
                                            ----------------------------
                                       Title: Executive Vice President
                                             ---------------------------

                                                   [Affix corporate seal]



                   [EXECUTIONS CONTINUED ON FOLLOWING PAGE]

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                         Second Amendment to Amended and Restated Loan Agreement
                                              and Other Loan Documents - Page 3
                              Wells Operating Partnership, L.P. - Revolving Loan
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                              SOUTHTRUST BANK, an Alabama banking
                              corporation, successor by conversion to SouthTrust Bank, National Association, a national banking association


                              By: /s/ James R. Potter
                                 -----------------------------------
                              Name:    James R. Potter
                              Title:   Vice President



                              [END OF EXECUTIONS]

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                         Second Amendment to Amended and Restated Loan Agreement
                                               and Other Loan Documents - Page 4
                              Wells Operating Partnership, L.P. - Revolving Loan